SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549




                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)           June 30, 1998

                            AMERIHOST PROPERTIES, INC.
                (Exact name of registrant as specified in charter)


           Delaware                   0-15291                   36-3312434
  (State of other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)



  2400 East Devon Avenue, Suite 280 Des Plaines, Illinois               60018
  (Address of principal executive offices)                            (Zip Code)



  Registrant's telephone number, including area code (847) 298-4500





           (Former name or former address, if changed since last report)


  Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

  Registrant completed the sale of 26 wholly-owned Amerihost Inn(R) hotels to PMC Commercial Trust for $62.2 million, including the assumption of mortgage debt, on June 30, 1998. Registrant also entered into an agreement to lease back these hotels for 10 years at an initial fixed payment of $6.22 million per year, with annual CPI increases beginning after the third year, at a maximum of two percent. As a result of the transaction, Registrant will realize an $11.8 million pre-tax gain which will be accounted for under sale/lease back accounting. In addition, mortgage debt will be reduced by approximately $37.5 million on its consolidated balance sheet and the Company will realize pre-tax net proceeds of approximately $18.7 million.


  Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (b)  Pro forma financial information:

       The following unaudited condensed consolidated pro forma balance sheet at March 31, 1998, and the unaudited condensed consolidated pro forma statements of operation for the three months ended March 31, 1998 and the fiscal year ended December 31, 1997 give effect to the sale and leaseback of 26 hotels with PMC Commercial Trust. The pro forma statements of operation assume the transaction occurred on January 1, 1997. The pro forma balance sheet assumes the transaction occurred on March 31, 1998. The unaudited pro forma financial information is based on the historical financial statements of Amerihost Properties, Inc., giving effect to the sale and leaseback, and to the assumptions and adjustments in the accompanying notes to the unaudited pro forma financial information.

       The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transaction had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein. The unaudited pro forma financial information should be read in conjunction with the notes thereto and the historical Amerihost Properties, Inc. consolidated financial statements and notes thereto included in Amerihost Properties, Inc. latest annual report on Form 10-K and latest quarterly report on Form 10-Q.

                    AMERIHOST PROPERTIES, INC. AND SUBSIDIARIES
                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            MARCH 31, 1998 (UNAUDITED)
                                                               As                Pro forma
                             ASSETS                         Reported             Adjustments            Pro forma


    Current assets:
        Cash and cash equivalents                        $     2,924,579       $    18,735,893  (1)   $    21,660,472
        Other current assets                                   9,819,922            (3,230,125) (2)         6,589,797
            Total current assets                              12,744,501            15,505,768             28,250,269

    Investments in and advances to unconsolidated
            hotel joint ventures                               5,895,375               (41,207) (3)         5,854,168

    Property and equipment                                    86,966,665           (47,221,850) (4)        39,744,815
       Less: accumulated depreciation and amortization        10,732,697            (2,935,124) (4)         7,797,573
                                                              76,233,968           (44,286,726)            31,947,242

    Other assets, net of accumulated amortization              5,430,332              (686,195) (5)         4,744,137
    Deferred income taxes                                          -                 4,710,000  (6)         4,710,000
                                                               5,430,332             4,023,805              9,454,137

                                                         $   100,304,176       $   (24,798,360)       $    75,505,816

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
        Other current liabilities                        $    12,147,658       $     1,368,035  (2)   $    13,515,693
        Current portion of long-term debt                      5,188,433              (860,593) (7)         4,327,840
            Total current liabilities                         17,336,091               507,442             17,843,533

    Long-term debt, net of current portion                    60,558,502           (36,633,335) (7)        23,925,167

    Deferred income taxes                                        108,000              (108,000) (6)             -

    Deferred income                                            1,067,700            11,751,888  (8)        12,819,588

    Minority interests                                           773,894                 -                    773,894

    Shareholders' equity:
        Common stock                                              31,061                 -                     31,061
        Additional paid-in capital                            17,856,880                 -                 17,856,880
        Retained earnings                                      3,008,923              (316,355)             2,692,568
                                                              20,896,864              (316,355)            20,580,509
        Less: Subscriptions receivable                          (436,875)                -                   (436,875)
                                                              20,459,989              (316,355)            20,143,634

                                                         $   100,304,176       $   (24,798,360)       $    75,505,816

                                  See notes to pro forma condensed consolidated financial statements.

                    AMERIHOST PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                    (UNAUDITED)
                                                               As                Pro forma
                                                            Reported             Adjustments             Pro forma


    Revenue                                              $    14,037,709       $         -            $    14,037,709

    Operating costs and expenses                              12,801,115                 -                 12,801,115

                                                               1,236,594                 -                  1,236,594

    Depreciation and amortization                              1,253,489              (643,956)               609,533
    Leasehold rents - hotels, net of amortization
        of deferred gain on sale                                 393,612             1,122,898              1,516,510
    Corporate general and administrative                         342,260                 -                    342,260

    Operating loss                                              (752,767)             (478,942)            (1,231,709)

    Interest expense                                          (1,471,089)              816,354               (654,735)
    Other income (expense), net                                  103,178                16,170                119,348

    Loss before minority interests and income taxes           (2,120,678)              353,582             (1,767,096)

    Minority interests in (income) loss of
      consolidated subsidiaries and partnerships                 207,587                 -                    207,587

    Loss from continuing operations before income tax         (1,913,091)              353,582             (1,559,509)

    Income tax benefit                                           784,000              (145,000)               639,000

    Net loss from continuing operations                  $    (1,129,091)      $       208,582        $      (920,509)

    Net loss from continuing operations per share:
        Basic                                            $         (0.18)                             $         (0.15)
        Diluted                                          $         (0.19)                             $         (0.15)

                                  See notes to pro forma condensed consolidated financial statements.

                    AMERIHOST PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1997
                                    (UNAUDITED)
                                                               As                Pro forma
                                                            Reported             Adjustments             Pro forma


    Revenue                                              $    62,665,516       $         -            $    62,665,516

    Operating costs and expenses                              52,284,877                 -                 52,284,877

                                                              10,380,639                 -                 10,380,639

    Depreciation and amortization                              4,532,500            (1,757,442)             2,775,058
    Leasehold rents - hotels, net of amortization
        of deferred gain on sale                               1,728,933             3,073,871              4,802,804
    Corporate general and administrative                       2,139,647                 -                  2,139,647

    Operating loss                                             1,979,559            (1,316,429)               663,130

    Interest expense                                          (4,053,933)            2,307,934             (1,745,999)
    Other income (expense), net                                  374,550                55,378                429,928
    Gain on sale of property and equipment                     1,697,999                 -                  1,697,999
    Contractual termination expenses                          (1,874,492)                -                 (1,874,492)

    Loss before minority interests and income taxes           (1,876,317)            1,046,883               (829,434)

    Minority interests in (income) loss of
      consolidated subsidiaries and partnerships                 172,874                 -                    172,874

    Loss from continuing operations before income tax         (1,703,443)            1,046,883               (656,560)

    Income tax benefit                                           737,000              (429,000)               308,000

    Net loss from continuing operations                  $      (966,443)      $       617,883        $      (348,560)

    Net loss from continuing operations per share:
        Basic                                            $         (0.15)                             $         (0.06)
        Diluted                                          $         (0.19)                             $         (0.10)

                                  See notes to pro forma condensed consolidated financial statements.

                    AMERIHOST PROPERTIES, INC. AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                    (UNAUDITED)


  The pro forma condensed consolidated balance sheet pro forma adjustments column at March 31, 1998 reflects the following:

     (1) Represents the net cash proceeds from the sale of the hotels, including estimated cash proceeds from the sale of two joint venture hotels, after closing and other costs of approximately $619,000, and the repayment of mortgage debt.

     (2) Refundable income taxes included in other current assets at March 31, 1998 has been eliminated and income taxes payable have been set up as a result of the estimated income taxes due upon the sale of the hotels.

     (3) Investments in and advances to unconsolidated hotel joint ventures was increased by the Company's share of the gain on the sale of two joint venture hotels, and reduced by the estimated cash distribution assumed to be received.

     (4) Property and equipment, as well as the related accumulated depreciation and amortization, have been reduced for all hotels which have been sold.

     (5) Other assets have been reduced by the elimination of unamortized deferred loan costs associated with the mortgage notes which have been repaid from the proceeds of the sale.

     (6) Deferred income taxes have been provided due to the current recognition of the gain on sales for income tax purposes, and the deferral of the gain on sales for book purposes based on sale leaseback accounting.

     (7) Current portion of long-term debt and long-term debt have been reduced as a result of the repayment of the mortgage notes upon the sale of the hotels.

     (8) The gain on the sale of the hotels has been deferred pursuant to sale leaseback accounting. This deferred gain will be recognized over the ten year term of the lease as a reduction to leasehold rent expense. The actual deferred gain recorded at June 30, 1998 will differ from the estimated deferred gain reflected on the March 31, 1998 pro forma condensed consolidated balance sheet.


                    AMERIHOST PROPERTIES, INC. AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                    (UNAUDITED)





  The pro forma condensed consolidated statements of operations for the three months ended March 31, 1998, and for the year ended December 31, 1997, have been adjusted for (i) the elimination of depreciation and amortization on the property and equipment which has been assumed to be sold January 1, 1997;
  (ii) the elimination of the amortization of deferred loan costs related to the mortgage notes assumed to be repaid on January 1, 1997; (iii) the additional leasehold rent expense associated with the leaseback of the sold hotels, reduced by the amortization of the deferred gain on the sale; (iv) the reduction of interest expense from mortgage notes assumed to be repaid January 1, 1997; and (v) an adjustment to the equity in income of affiliates from the sale and leaseback accounting for the two joint ventures sold.






  (c)  Exhibits.

     (2) Agreement of Purchase and Sale dated May 21, 1998, with description of omitted exhibits.

     (99)   Form of Property Lease dated June 30, 1998.






                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERIHOST PROPERTIES, INC.


  Date: July 15, 1998               By:          /s/ Michael P. Holtz
                                                     Michael P. Holtz
                                    Its:  President and Chief Executive Officer


                                   EXHIBIT INDEX


  Exhibit Number                                                     Page Number

  (2)  Agreement of Purchase and Sale dated May 21, 1998, with
       description of omitted exhibits.                                   10

  (99) Form of Property Lease dated June 30, 1998.                        53